UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number             811-03287

                    New Alternatives Fund, Inc.

(Exact name of registrant as specified in charter)

150 Broadhollow Road, Suite PH2

                         Melville, New York 11747

(Address of principal executive offices) (Zip code)

David J. Schoenwald, President

New Alternatives Fund, Inc.

150 Broadhollow Road, Suite PH2

                         Melville, New York 11747

(Name and address of agent for service)

Registrant’s telephone number, including area code: 631-423-7373

Date of fiscal year end:  December 31

Date of reporting period:  June 30, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

New Alternatives Fund, Inc. A SOCIALLY RESPONSIBLE MUTUAL FUND EMPHASIZING ALTERNATIVE ENERGY AND THE ENVIRONMENT

SEMI-ANNUAL

FINANCIAL REPORT

JUNE 30, 2014

(Unaudited)

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution unless preceded or accompanied by a prospectus for the Fund.

THE FUND	150 Broadhollow Road	Melville, New York 11747	(800) 423-8383	(631) 423-7373
BNY Mellon Investment Servicing (US) Inc.	PO Box 9794	Providence, RI 02940	(800) 441-6580	(610) 382-7819
Overnight Address	4400 Computer Drive	Westborough, MA 01581
Foreside Funds Distributors LLC	400 Berwyn Park,	Berwyn, PA 19312
899 Cassat Road

Recycled Paper

NEW ALTERNATIVES FUND, INC.

SHAREHOLDER LETTER

Dear Shareholders,

Renewable energy development returned to growth and economic expansion in 2012 and this trend has continued so far this year. The pace of this growth has slowed somewhat during recent months. Some areas in this sector remain more volatile than the broader market. Manufacturers, like Vestas Wind Systems AS (Denmark-wind turbines) and Canadian Solar (Canada-photovoltaic panels and modules) have experienced greater fluctuations than power producers like Algonquin Power & Utilities Corp. (Canada/U.S.-small hydro and wind power; water and waste water treatment) or Innergex Renewable Energy, Inc. (Canada-run-of-river hydro and wind power).

Shifts in political and energy policies have also created uncertain conditions for companies. Australia’s recent reversal of renewable energy development goals is a prime example. Reduction and lack of consistent commitment in national policies and support in the U.S., Germany and Spain, among others, also continues to create instability in renewable energy development. At the same time, China, which has emerged as the greatest producer of greenhouse gas emissions, has announced major new commitments to “green” its energy development in the wake of a series of air quality crises that made normal day-to-day life and commerce come to a standstill in Beijing and other major cities in the past year. China will still face growing reliance on coal power for its electricity but is scaling back on the rate of increase for this energy. The government is now projecting more reliance on wind, solar and hydro power, along with more natural gas development for electric power and transportation.

Climate change has reemerged as a pressing issue on the political landscape recently. The United Nations’ Intergovernmental Panel on Climate Change (IPCC) released two major reports: one updating scientific studies on the current global impacts, adaptations and vulnerabilities being created by accelerating greenhouse gas levels and the other on potential ways to mitigate the effects of these conditions in both the near and long term. These reports set the stage for the next major UN meetings on climate change set for December 2015 in Paris. You can view these documents at: http://www.ipcc.ch/.

In May, the United States, through its Global Change Research Program, a federal advisory committee drawn from 13 cabinet departments and agencies, released a “National Climate Assessment.” This report noted that environmental effects of climate changes appear to be taking place more rapidly than anticipated. This paper (which you can read at: http://www.globalchange.gov/) along with the UN documents, recommends adopting broader policies and legislation to improve national energy efficiency, develop more alternative energy resources and make greater progress to slow and reverse the level of greenhouse gas emissions generated by our energy systems.

Finally, in June, a diverse group of political and business leaders (including Michael Bloomberg, former Treasury Secretaries Henry Paulson, Jr. and Robert Rubin, former Secretary of State George Shultz and former SEC chairwoman Mary Schapiro) released a report titled “Risky Business: The Economic Risks of Climate Change to the United States.” (http://riskybusiness.org/). Taking a corporate risk model approach, this paper assesses the potential effects of climate change on several major economic sectors including property and infrastructure, agriculture and energy systems.

Unlike the other publications, “Risky Business” places greater responsibility for corporations to address these issues in their business practices. The role of government is not completely ignored but it is placed in the context of creating a stable environment for business. In the Executive Summary of the report it states: “the economy runs most smoothly when a government sets a consistent policy and a regulatory framework within which business has the freedom to operate.”

It remains to be seen whether these and other recent studies will lead the U.S. and other countries to renew their efforts to support clean energy development. But, while governments grapple with the politics, business leaders are finding themselves cast in the role of leading the charge toward cleaner energy growth and tackling long term climate change issues.

Renewables, particularly photovoltaic solar (PV) and wind, are becoming economically competitive with most other energy sources, even natural gas in many cases. As the technologies of clean energy develop and “mature,” the unit costs of wind turbines, solar modules and systems, geothermal heat pumps, energy management hardware and software, etc., are dropping rapidly. According to an article in an April issue of Recharge News, the global average level cost of electricity from solar PV systems declined by 53% in 2013.

Crunching Numbers: The Fund’s Net Asset Value (NAV) went from $46.93 on December 31, 2013 to $56.04 on June 30, 2014. The total assets of the Fund grew from $149,834,564 on December 31, 2012 to $206,044,486 as of June 30, 2014.

Gainers and Losers: The share price increases of some of our holdings were not as dramatic as the first quarter, but gains were realized across a broader group. Of the 37 companies (not counting the bank investments) in the Fund as of June 30, only five were down year-to-date. In the second quarter, Wind turbine manufacturers — Vestas (up 25.5%) and Gamesa Corporacion Tecnologica SA (Spain-up 15%)- and solar manufacturer/installer SunPower Corporation (up 27%) continued to be among the top gainers. Spanish renewable energy developers Abengoa SA (up 13.5%) and EDP Renovaveis SA (up 11.8%) also remained in our “top ten.”

These companies were joined by independent power producer Innergex Renewable Energy (up 12.9%) and two of our new “YieldCo’s”, NRG Yield, Inc. (up 31.7%) and Pattern Energy Group, Inc. (up 22%). We discussed the growing trend of creating these new “yield” corporations to hold and operate renewable energy generating facilities in our 2013 annual report and our more recent first quarter shareholder newsletter (both are available on our web site).

Other Fund holdings with significant gains in the second quarter included New Jersey Resources Corp. (local natural gas distributor and small scale solar and wind power developer, up 14.8%), Abengoa SA (Spanish renewable energy developer/operator, biomass/ethanol producer, water treatments and solar/thermal plant construction, up 13.5%), and TrustPower Ltd. (New Zealand-wind and hydro power utility, up 11.2%).

Nine of our holdings declined during the second quarter; most of the losses were less than 4%. Cree Inc., a manufacturer of energy efficient LED lighting components, was down 11.7%. This drop was attributed to a weak quarter of commercial market growth. Most analysts expect Cree to resume its previous growth as the year progresses. We began purchasing Cree shares in the first quarter and have continued to do so. Despite the decline in its price, we have actually gained on our overall investment this year.

Owens Corning, the foremost manufacturer of energy efficient building insulation and roofing materials, experienced a 10.4% share price loss, mostly on weak earnings in recent reports. Koninklijke Philips Electronics NV (Netherlands-LED and energy efficient lighting systems, electronics, healthcare) also experienced a 9.7% decline in its share price. Other portfolio holdings registering losses for the quarter include: Ormat Technologies Inc. (geothermal energy systems-down 3.9%); FuelCell Energy Inc. (solid oxide and molten carbonite fuel cells-down 3.2%); Hyflux Ltd. (Singapore-water purification and desalinization systems-down 2.8%); Canadian Solar Inc. (Canada-solar module manufacturer-down 2.4%); Elecnor SA (Spain-wind, solar and electric transmission projects-down 1.9%); and Hannon Armstrong Sustainable Infrastructure Capital Inc. (REIT financing sustainable infrastructure projects-down 0.07%).

Among this list of the current quarter’s losses, only Owens Corning, Philips Electronics and Elecnor are down for the year to date. These are strong companies and we are not panicked by short term share price drops. As many of you already know, we keep companies in the Fund with a long term view of the value they add to the development of renewable energy and energy conservation.

New Investments: We added three companies during the second quarter. One of our long term, core holdings, Abengoa SA, developed a new yield company, Abengoa Yield PLC, with a domestic listing on the NASDAQ exchange. We bought a small position of this YieldCo at its initial public offering on June 13. The company owns generating plants and transmission lines in Peru, Mexico, Uruguay, Brazil, Chile, the United States (including the 280 megawatt Solana solar thermal power station in Arizona and the 250 MW Mohave project in California) and Spain.

We also purchased shares of NextEra Energy Partners LP, another YieldCo rolled out by NextEra Energy. This company presently owns 9 currently operating wind and solar generation plants and a tenth facility nearing completion. With these two acquisitions, the Fund now holds 4 YieldCos and a real estate investment trust (REIT), Hannon Armstrong. A REIT is a similar structure that finances real estate and property development; in Hannon Armstrong’s case, it focuses on financing energy efficiency upgrades to existing facilities and development of sustainably designed new buildings.

Finally, we bought shares of EnerNOC, Inc., a manufacturer of energy management and demand response systems that provide greater energy efficiencies in commercial buildings, industrial projects and transmission systems and ITC Holdings Corporation, an electric utility and transmission line developer. As the general economy continues to recover, we anticipate that most new construction projects will require higher standards for energy efficiency and there will be a growing market for improving energy use of existing transmission infrastructure and facilities.

The Fund sold off our holdings of one company, WaterFurnace Renewable Energy Inc., a manufacturer and installer of small scale residential and commercial heat pump systems, on the news that the company was being acquired by NIBE Industrier AB, a Swedish firm that is one of the world’s largest manufacturers of geothermal heat pumps and energy management systems. The acquisition was a cash buyout and we took advantage of the bump up of WaterFurnace’s share price when the announcement of the takeover was made.

Portfolio Balance: We trimmed shareholdings of companies when their increases in price create imbalance in our holdings, to reduce overall risk or when we need cash to meet redemptions. In the second quarter of 2014, we sold shares of Abengoa, EDP Renovaveis, Gamesa, Vestas, Johnson Controls Inc. (a manufacturer of building energy management systems and lithium/ion batteries for hybrid cars), New Jersey Resources, South Jersey Industries Inc. and WGL Holdings Inc. (the latter two are local natural gas distribution utilities with wind and solar power projects).

We increased portfolio holdings when they experience price drops that appear to be unwarranted. In this quarter, we bought more shares of Canadian Solar, Cree, FuelCell Energy, Hannon Armstrong, Innergex Renewable Energy, Philips Electronics, Kyocera Corporation (Japan-solar cell and semiconductor manufacturer), Northland Power Inc. (Canada-cogeneration, wind, solar and small-scale hydro power projects in North America), Owens Corning, Panasonic Corporation (Japan-solar panel, lithium/ion batteries and consumer products manufacturer), Pattern Energy, SunPower Corp., and TransAlta Renewables Inc. (Canada-hydro and wind electric generation power developer and operator).

Looking Ahead: You will soon receive our annual proxy statement and shareholder ballot. This year we want to call your attention to a new proposal that requires your approval. As part of our effort to streamline the Fund’s operation and make it more attractive to market the Fund to a wider audience (and, we hope, help control operating expenses), we are asking you to vote on converting New Alternatives Fund from a New York corporation to a Delaware statutory trust. You should carefully read the proxy statement which contains a detailed description of this transition. This change will not affect the management, composition or operation of the Fund.

We continue to work towards the introduction of complete on-line function. You will be able to open an account, buy and sell shares, change your address, receive your statements and monitor your balances through a direct access portal on our web site at http://www.newalternativesfund.com.You can already create an individual account access which allows you to get current information on your holdings. If you have not already done so, we encourage you to create a link. Just go to the opening page on our site and click on the “account login” prompt in the upper right corner. Follow the instructions to set up your account access and you’ll be ready for the new services that are coming.

A Note About Shareholder Newsletters: Some of you have commented that you would like more information on Fund performance in the separate newsletters that we publish in the first and third quarters. Regulators require that if performance is discussed, i.e. the Fund was up 10%, or down 10%, we are required to provide the type of detail contained in the annual and semi-annual financial reports. These additional details would leave insufficient space in the four pages we have to fully discuss the items we prefer. We hope you will bear with us so that we can devote more space to our views on the economic and political issues and company activities that directly affect how the Fund performs. The greater details will continue to be available in the annual and semi-annual reports and on line through the Yahoo finance link on the web site.

Shareholder Comments: We continue to receive, use and welcome advice and comments from shareholders. You can contact us by e-mail at: info@newalternativesfund.com, regular “snail mail” or telephone.

David Schoenwald

Murray Rosenblith

August 15, 2014

This letter is intended to give you a feeling of what we have been doing and why we do it. For more complete and official data, please see the rest of our semi-annual report, our annual report and our prospectus. This letter is intended to be responsive to the interests of our existing shareholders.

The Principal Underwriter is Foreside Funds Distributors LLC and the Co-Distributor is Accrued Equities, Inc.

NEW ALTERNATIVES FUND, INC.

FUND EXPENSE EXAMPLE

(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs such as the sales charge; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period shown (January 1, 2014) and held for the entire six months ended June 30, 2014.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Six Months Ended June 30, 2014” to estimate the expenses you paid on your account during this period.

Note: The Fund’s Transfer Agent, BNY Mellon Investment Servicing (US) Inc., charges an annual IRA maintenance fee of $15 for IRA accounts. That fee is not reflected in the accompanying table.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as the sales charge, redemption fees or exchange fees. The Fund does not charge any redemption fees or exchange fees, but these may be present in other funds to which you compare the Fund. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs would have been higher.

NEW ALTERNATIVES FUND, INC.

	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During Six Months Ended June 30, 2014*
Actual	$1,000.00	$1,194.10	$5.33
Hypothetical (assumes 5% return before expenses)	$1,000.00	$1,019.93	$4.91

* Expenses are equal to the Fund’s annualized expense ratio for the six-month period of 0.98%, multiplied by the average account value over the period, multiplied by the number of days (181) in the most recent fiscal half year, then divided by the days in the year (365) to reflect the half year period. The Fund’s ending account value on the first line in the table is based on its actual total return of 19.41% for the six-month period of January 1, 2014 to June 30, 2014.

NEW ALTERNATIVES FUND, INC.

SCHEDULE OF INVESTMENTS

June 30, 2014

(Unaudited)

Sector Diversification	% of Net Assets	Value
Alternate Energy:
Renewable Energy Power Producers & Developers	45.0%	$92,757,434
Wind Turbines	7.8	15,996,190
Geothermal	1.7	3,603,750
Solar Photovoltaic	5.5	11,325,900
Fuel Cells	0.5	960,000
Energy Conservation	16.5	34,035,650
Water:
Water Utilities	4.3	8,901,000
Water Related	2.4	4,854,347
Natural Gas Distribution Utilities	6.4	13,218,500
Sustainable Energy Financial Services	3.5	7,170,000
Natural Gas & Electric Distribution Utilities	3.2	6,680,500
Electric Transmission	0.2	364,800
Certificates of Deposit	0.2	500,000
Other Assets in Excess of Liabilities	2.8	5,670,272

Net Assets	100.0%	$206,038,343

Top Ten Common Stock Portfolio Issuers

June 30, 2014

(Unaudited)

Name	% of Net Assets
EDP Renovaveis SA (Spain/Portugal)	4.5%
Acciona SA (Spain)	4.3
American Water Works Co., Inc.	4.3
Brookfield Renewable Energy Partners LP (Canada/Bermuda)	4.3
NRG Yield, Inc., Class A	4.2
Enel Green Power SPA (Italy)	4.1
Abengoa SA - B Shares (Spain)	4.1
Gamesa Corporaction Tecnologica SA (Spain)	4.1
Koninklijke Philips Electronics NV (Netherlands)	4.1
Pattern Energy Group, Inc.	4.0

Total Top Ten	42.0%

Portfolio holdings are subject to change, risk and may not represent current compositions of the portfolio.

NEW ALTERNATIVES FUND, INC.

SCHEDULE OF INVESTMENTS

June 30, 2014

(Unaudited)

	Shares	Value
COMMON STOCKS — 97.0%
Alternate Energy — 60.5%
Fuel Cells — 0.5%
FuelCell Energy, Inc.*	400,000	$960,000

		960,000

Geothermal — 1.7%
Ormat Technologies, Inc.	125,000	3,603,750

		3,603,750

Renewable Energy Power Producers & Developers — 45.0%
Abengoa SA - B Shares (Spain)	1,600,001	8,439,275
Abengoa Yield PLC (Great Britain)*	5,000	189,100
Acciona SA (Spain)*	100,000	8,944,269
Algonquin Power & Utilities Corp. (Canada)	500,000	3,831,245
Brookfield Renewable Energy Partners LP (Canada/Bermuda)	300,000	8,889,000
EDP Renovaveis SA (Spain/Portugal)	1,250,000	9,307,819
Elecnor SA (Spain)	125,000	1,797,207
Enel Green Power SPA (Italy)	3,000,000	8,495,139
EnerNOC, Inc.*	10,000	189,500
Hafslund ASA, Class A (Norway)	328,074	2,767,891
Innergex Renewable Energy, Inc. (Canada)	500,000	5,074,400
NextEra Energy Partners LP*	200,000	6,702,000
Northland Power, Inc. (Canada)	250,000	4,277,750
NRG Yield, Inc., Class A	165,000	8,588,250
Pattern Energy Group, Inc.	250,000	8,277,500
TransAlta Renewables, Inc. (Canada)	350,000	3,857,000
TrustPower Ltd. (New Zealand)	500,000	3,130,089

		92,757,434

Solar Photovoltaic — 5.5%
Canadian Solar, Inc. (Canada)*	175,000	5,470,500
Kyocera Corp. (Japan) SP ADR	80,000	3,806,400
SunPower Corp.*	50,000	2,049,000

		11,325,900

Wind Turbines — 7.8%
Gamesa Corporaction Tecnologica SA (Spain)	675,000	8,428,488
Vestas Wind Systems AS (Denmark)*	150,000	7,567,702

		15,996,190

Total Alternate Energy		124,643,274

Energy Conservation — 16.5%
Johnson Controls, Inc.	165,000	8,238,450
Koninklijke Philips Electronics NV (Netherlands)	265,000	8,416,400
Owens Corning, Inc	210,000	8,122,800
Panasonic Corp. (Japan) SP ADR	350,000	4,263,000

The accompanying notes are an integral part of these financial statements.

NEW ALTERNATIVES FUND, INC.

SCHEDULE OF INVESTMENTS (Continued)

June 30, 2014

(Unaudited)

	Shares	Value
Energy Conservation (Continued)
Cree, Inc.*	100,000	$4,995,000

		34,035,650

Water — 6.7%
Water Related — 2.4%
Hyflux Ltd. (Singapore)	1,000,000	946,347
Xylem, Inc.	100,000	3,908,000

		4,854,347

Water Utilities — 4.3%
American Water Works Co., Inc.	180,000	8,901,000

		8,901,000

Total Water		13,755,347

Natural Gas Distribution Utilities — 6.4%
New Jersey Resources Corp.	115,000	6,573,400
South Jersey Industries, Inc.	110,000	6,645,100

		13,218,500

Sustainable Energy Financial Services — 3.5%
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	500,000	7,170,000

		7,170,000

Natural Gas & Electric Distribution Utilities — 3.2%
WGL Holdings, Inc.	155,000	6,680,500

		6,680,500

Electric Transmission — 0.2%
ITC Holdings Corp.	10,000	364,800

		364,800

Total Common Stocks (Cost $171,486,797)		199,868,071

The accompanying notes are an integral part of these financial statements.

NEW ALTERNATIVES FUND, INC.

SCHEDULE OF INVESTMENTS (Concluded)

June 30, 2014

(Unaudited)

	Par	Value
CERTIFICATES OF DEPOSIT — 0.2%
Socially Concerned Banks — 0.2%
Alternatives Federal Credit Union savings account 0.30% due 01/14/15	$100,000	$100,000
Carver Federal Savings Bank 0.25% due 12/22/14	100,000	100,000
People’s United Bank 0.35% due 12/02/14	100,000	100,000
Self Help Credit Union 0.25% due 06/30/14	100,000	100,000
Urban Partnership Bank 0.35% due 01/28/15	100,000	100,000

Total Certificates of Deposit (Cost $500,000)		500,000

TOTAL INVESTMENTS (Cost $171,986,797) — 97.2%		200,368,071
Other Assets in Excess of Liabilities — 2.8%		5,670,272

Net Assets — 100.0%		$206,038,343

*   Non-income producing security

SP ADR   -Sponsored American Depositary Receipts

Country Portfolio Issuers

June 30, 2014

(Unaudited)

Country	% of Net Assets
United States	44.9%
Spain	17.9
Canada	15.2
Italy	4.1
Netherlands	4.1
Japan	3.9
Denmark	3.7
New Zealand	1.5
Norway	1.3
Singapore	0.5
Great Britain	0.1
Other Assets/Liabilities	2.8

100.0%

The accompanying notes are an integral part of these financial statements.

NEW ALTERNATIVES FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2014

(Unaudited)

ASSETS
Investment securities at fair value (cost: $171,986,797) (Notes 2a and 7)	$200,368,071
Cash	12,829,795

Receivables:
Capital stock subscribed	214,131
Dividends	534,417
Tax reclaims	95,286
Prepaid insurance and registration	4,897

Total Assets	214,046,597

LIABILITIES
Payables:
Due to custodian in foreign currency (Cost $1,684)	1,695
Capital stock reacquired	205,504
Investments purchased	7,570,212
Management fees	86,959
Postage and printing fees	69,060
Custodian fees	14,929
Transfer agent fees	11,615
Accrued expenses and other liabilities	48,280

Total Liabilities	8,008,254

Net Assets	$206,038,343

ANALYSIS OF NET ASSETS
Net capital paid in shares of capital stock	$185,171,996
Par Value (Note 3)	36,766
Undistributed net investment income	1,570,059
Accumulated net realized loss on investments and foreign currency transactions	(9,122,622)
Net unrealized appreciation on investments	28,381,274
Net unrealized appreciation on translation of other assets and liabilities in foreign currency	870

Net Assets	$206,038,343

Net asset value and redemption price per share ($206,038,343/3,676,605) shares of outstanding capital stock, 40 million shares authorized with a par value of $0.01 per share)	$56.04

Maximum offering price per share (100/95.25 of $56.04)	$58.83

The accompanying notes are an integral part of these financial statements.

NEW ALTERNATIVES FUND, INC.

STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2014

(Unaudited)

Investment Income:
Dividends (net of $217,869 foreign taxes withheld)	$2,486,147

Total Investment Income	2,486,147

Expenses:
Management fee (Note 4)	493,612
Administration and accounting fees	108,740
Transfer agent fees	102,990
Postage and printing fees	50,714
Legal fees	35,315
Custodian fees	30,007
Registration fees	23,264
Directors’ fees (Note 5)	22,462
Compliance service fees	21,500
Audit fees	10,537
Insurance fees	7,284
Other expenses	10,884

Total Expenses	917,309

Net Investment Income	1,568,838

Net Realized and Unrealized Gain/(Loss) from Investments and Foreign Currency Related Transactions:

Realized Gain/(Loss) from Investments and Foreign Currency Related Transactions (Notes 2B & 6):
Net realized gain from investments	30,680,548
Net realized loss from foreign currency transactions	(1,140)

Net Realized Gain	30,679,408

Net Change in Unrealized Appreciation/(Depreciation) of Investments and Foreign Currency Related Transactions:
Net change in unrealized appreciation/(depreciation) on investments	1,453,443
Net change in unrealized appreciation/(depreciation) on foreign currency translations	(1,140)

Net change in unrealized appreciation/(depreciation)	1,452,303

Net Realized and Unrealized Gain on Investments and Foreign Currency Related Transactions	32,131,711

Net Increase in Net Assets Resulting from Operations	$33,700,549

The accompanying notes are an integral part of these financial statements.

NEW ALTERNATIVES FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS

	For the Six Months Ended June 30, 2014 (Unaudited)	For the Year Ended December 31, 2013
Investment Activities:
Net investment income	$1,568,838	$2,139,223
Net realized gain/(loss) from investments and foreign currency transactions	30,679,408	(14,910,058)
Net change in unrealized appreciation/(depreciation) on investments and foreign currency translations	1,452,303	55,478,464

Net increase in net assets derived from operations	33,700,549	42,707,629

Dividends to Shareholders:
Dividends from net investment income	—	(2,136,017)

Total dividends to shareholders	—	(2,136,017)

Capital Share Transactions:
Net decrease in net assets from capital share transactions (Note 3)	(2,763,509)	(15,304,873)

Total Increase in Net Assets	30,937,040	25,266,739

Net Assets:
Beginning of the period	175,101,303	149,834,564

End of the period*	$206,038,343	$175,101,303

*	Includes undistributed net investment income of $1,570,059 and $1,221 for the periods ended 06/30/14 and 12/31/13, respectively.

The accompanying notes are an integral part of these financial statements.

NEW ALTERNATIVES FUND, INC.

FINANCIAL HIGHLIGHTS

STATEMENT OF PER SHARE INCOME AND CAPITAL CHANGES

For a share of capital stock outstanding throughout each period

	(Unaudited) Six Months Ended
	June 30,	For the Years Ended December 31,
	2014	2013	2012	2011	2010	2009
Net asset value at the beginning of period	$46.93	$36.40	$35.82	$39.09	$42.54	$31.41

Investment Operations
Net investment income	0.43	0.58	0.67	0.42	0.35	0.36
Net realized and unrealized gain/(loss) on investments and foreign currency related transactions	8.68	10.53	0.58	(3.27)	(3.45)	11.14
Payments by affiliates	—	—	—	—	0.01	—

Total from investment operations	9.11	11.11	1.25	(2.85)	(3.09)	11.50

Distributions
From net investment income	—	(0.58)	(0.67)	(0.42)	(0.36)	(0.37)

Total distributions	—	(0.58)	(0.67)	(0.42)	(0.36)	(0.37)

Net asset value at end of period	$56.04	$46.93	$36.40	$35.82	$39.09	$42.54

Total return
(Sales load not reflected)	19.41%	30.52%	3.49%	(7.28)%	(7.26)%*	36.61%
Net assets, end of the period (in thousands)	$206,038	$175,101	$149,835	$186,554	$236,696	$282,805
Ratio of expenses to average net assets	0.98%**	1.12%	1.10%	1.03%	1.04%	1.02%
Ratio of net investment income to average net assets	1.68%**	1.34%	1.69%	0.98%	0.86%	1.06%
Portfolio turnover	39.62%	24.01%	22.05%	21.44%	16.16%	33.94%
Number of shares outstanding at end of the period	3,676,605	3,731,230	4,116,641	5,208,518	6,055,618	6,647,611
*

In 2010, 0.02% of the Fund’s total return consisted of voluntary reimbursement by the investment advisor for a realized investment loss. Excluding this voluntary reimbursement, total return for the year would have been (7.28)%.

**	Annualized

The accompanying notes are an integral part of these financial statements.

NEW ALTERNATIVES FUND, INC.

NOTES TO FINANCIAL STATEMENTS

For the Six Months Ended June 30, 2014 (Unaudited)

1) ORGANIZATION – New Alternatives Fund, Inc. (the “Fund”) was incorporated under the laws of the State of New York on January 17, 1978 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund commenced operations on September 3, 1982. The investment objective of the Fund is long-term capital appreciation. The Fund seeks to achieve its investment objective by investing in equity securities. The equity securities in which the Fund invests consist primarily of common stocks. Other equity securities in which the Fund may invest include depositary receipts, real estate investment trusts (“REITs”) and publicly-traded master limited partnerships (“MLPs”). The Fund makes investments in a wide range of industries and in companies of all sizes. The Fund invests in equity securities of both U.S. and foreign companies, and has no limitation on the percentage of assets invested in the U.S. or abroad. Under normal market conditions, at least 25% of the Fund’s total assets will be invested in equity securities of companies in the alternative energy industry. “Alternative Energy” means the production and conservation of energy in a manner that reduces pollution and harm to the environment, particularly when compared to conventional coal, oil or nuclear energy.

2) ACCOUNTING POLICIES – The Fund is an investment company that follows the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to Investment Companies. The following is a summary of significant accounting policies followed by the Fund.

A. PORTFOLIO VALUATION – The Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Fund are valued based on the official closing price or the last reported sale price on a national securities exchange or on the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded, as of the close of business on the day the securities are being valued. That is normally 4:00 p.m. Eastern time. If there were no sales on that day or the securities are traded on other over-the-counter markets, the mean of the last bid and asked prices prior to the market close is used. Short-term debt securities having a remaining maturity of 60 days or less are amortized based on their cost.

Non-U.S. equity securities are valued based on their most recent closing market prices on their primary market and are translated from the local currency into U.S. dollars using current exchange rates on the day of valuation.

If the market price of a security held by the Fund is unavailable at the time the Fund prices its shares at 4:00 p.m. Eastern time, the Fund will use the “fair value” of such security as determined in good faith by Accrued Equities, Inc., the Fund’s investment advisor, under methods established by and under the general supervision of the Fund’s Board of Directors. The Fund may use fair value pricing if the value of a security it holds has been materially affected by events occurring before the Fund’s pricing time but after the close of the primary markets or exchange on which the security is traded. This most commonly occurs with foreign securities, but may occur in other cases as well. Certain foreign securities are fair valued by utilizing an external pricing service in the event of any significant market movements between the time the Fund valued such foreign securities and the earlier closing of foreign markets. The Fund does not invest in unlisted securities.

The inputs and valuations techniques used to measure fair value of the Fund’s net assets are summarized into three levels as described in the hierarchy below:

—	Level 1	-	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

—	Level 2	-

Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

—	Level 3	-

Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of June 30, 2014, in valuing the Fund’s assets carried at fair value:

			Level 2 –	Level 3 –
	Total	Level 1 –	Significant	Significant
	Value at	Quoted	Observable	Unobservable
	6/30/2014	Price	Inputs	Inputs
Common Stocks
Alternate Energy	$124,643,274	$119,568,874	$5,074,400	$—
Energy Conservation	34,035,650	34,035,650	—	—
Water	13,755,347	13,755,347	—	—
Natural Gas Distribution Utilities	13,218,500	13,218,500	—	—
Sustainable Energy Financial Services	7,170,000	7,170,000	—	—
Natural Gas & Electric Distribution Utilities	6,680,500	6,680,500	—	—
Electric Transmission	364,800	364,800	—	—
Certificates of Deposit	500,000	—	500,000	—

Total	$200,368,071	$194,793,671	$5,574,400	$—

At the end of each calendar quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 2 and Level 1 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a readily available market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

The Fund utilizes an external pricing service to fair value certain foreign securities in the event of any significant market movements between the time the Fund valued certain foreign securities and the earlier closing of foreign markets. Such fair valuations are categorized as Level 2 in the hierarchy. Significant market movements were deemed to have occurred at June 30, 2014, and therefore, the Fund utilized the external pricing service model adjustments. Transfers in and out between Levels are based on values at the end of the period. As a result, for the period January 1, 2014 through June 30, 2014, there were transfers from Level 1 to Level 2 in the amount of $5,074,400. The Fund did not hold any Level 3 categorized securities during the six months ended June 30, 2014.

B. FOREIGN CURRENCY TRANSLATION – Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. If foreign currency translations are not available, the foreign exchange rate(s) will be valued at fair market value using procedures approved by the Fund’s Board of Directors.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.

Foreign Securities – Investing in foreign securities (including depositary receipts traded on U.S. exchanges but representing shares of foreign companies) involves more risks than investing in U.S. securities. Risks of investing in foreign companies include currency exchange rates between foreign currencies and the U.S. dollar. The political, economic and social structures of some foreign countries may be less stable and more volatile than those in the U.S. Brokerage commissions and other fees may be higher for foreign securities. Foreign companies may not be subject to the same disclosure, accounting, auditing and financial reporting standards as U.S. companies. These risks can increase the potential for losses in the Fund and affect its share price.

C. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME – Security transactions are accounted for on the trade date (date order to buy or sell is executed). The cost of investments sold is determined by use of specific lots for both financial reporting and income tax purposes in determining realized gains and losses on investments.

D. INVESTMENT INCOME AND EXPENSE RECOGNITION – Dividend income is recorded as of the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as possible after the Fund determines the existence of a dividend declaration after exercising reasonable diligence. Interest income, including amortization/accretion of premium and discount, is accrued daily. Expenses are accrued on a daily basis.

E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS – Dividends from net investment income and distributions from net realized capital gains, if any, will be declared and paid at least annually to shareholders and recorded on ex-date. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from accounting principles generally accepted in the United States of America.

F. U.S. TAX STATUS – No provision is made for U.S. income taxes as it is the Fund’s intention to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

G. USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS –The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

H. OTHER – In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and therefore, cannot be estimated; however, based on experience, the risk of material loss for such claims is considered remote.

3) CAPITAL STOCK – There are 40,000,000 shares of $0.01 par value capital stock authorized. On June 30, 2014 there were 3,676,605 shares outstanding. Aggregate paid-in capital including reinvestment of dividends was $185,208,762. Transactions in capital stock were as follows:

	For the Six Months
	Ended		For the Year Ended
	June 30, 2014		December 31, 2013
	Shares	Amount	Shares	Amount
Capital stock sold	138,388	$ 7,027,746	180,683	$ 7,617,053
Reinvestment of distributions	2	111	37,086	1,740,441
Redemptions	(193,015)	(9,791,366)	(603,180)	(24,662,367)

Net Decrease	(54,625)	$(2,763,509)	(385,411)	$(15,304,873)

4) MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES – Accrued Equities, Inc. (“Accrued Equities” or the “Advisor”), an SEC registered investment advisor and broker-dealer, serves as investment advisor to the Fund pursuant to an Investment Advisory Agreement, as amended, and as an underwriter (but not a principal underwriter) of the Fund’s shares pursuant to a Sub-Distribution Agreement. For it’s investment advisory services, the Fund pays Accrued Equities an annual management fee of 1.00% of the first $10 million of average net assets; 0.75% of the next $20 million of average net assets; 0.50% of average net assets more than $30 million and less than $100 million; and 0.45% of average net assets more than $100 million.

The Fund pays no remuneration to its directors, David J. Schoenwald and Murray D. Rosenblith, who are also officers or employees of Accrued Equities.

Foreside Funds Distributors LLC (the “ Underwriter”) serves as the principal underwriter of the Fund pursuant to an Underwriting Agreement for the limited purpose of acting as statutory underwriter to facilitate the distribution of shares of the Fund. The Underwriter has entered into a Sub-Distribution Agreement with Accrued Equities. The Fund charges a maximum front-end sales charge of 4.75% on most new sales. Of this amount, the Underwriter and Accrued Equities receive the net underwriter commission and pay out the remaining sales commission to other brokers who actually sell new shares. Their share of the sales commission may vary. The aggregate underwriter commissions on all sales of Fund shares during the six months ended June 30, 2014 was $20,055, and the amounts received by Accrued Equities and the Underwriter were $13,370, and $6,685, respectively. The Underwriter and Accrued Equities are also entitled to receive sales commissions for the sale of Fund shares. For the six months ended June 30, 2014, Accrued Equities and the Underwriter received $51,520 and $6,190 in sales commissions, respectively, for the sale of Fund shares. Underwriter commissions and sales commissions received by the Underwriter are set aside by the Underwriter and used solely for distribution-related expenses.

5) DIRECTORS’ FEES – For the six months ended June 30, 2014, the Fund paid directors’ fees of $22,462 to its Directors who are not “interested persons” of the Fund, as that term is defined in the 1940 Act (the “Independent Directors”).

Each Independent Director receives an annual fee of $4,500 for their services as Independent Directors of the Fund. As Vice-Chairperson of the Fund’s Board of Directors, Sharon Reier receives an additional annual fee of $1,000. Each member of the Audit Committee receives an additional $500 annual fee and Susan Hickey, Chairperson of the Audit Committee, receives an additional annual fee of $500. The Independent Directors also receive reimbursement of “coach” travel expenses to attend Board Meetings. The Directors and Officers of the Fund who are officers and employees of the Advisor do not receive compensation from the Fund for their services and are paid for their services by the Advisor. The Fund’s Chief Compliance Officer is not an officer or employee of the Advisor and is compensated directly by the Fund for his services.

6) PURCHASES AND SALES OF SECURITIES –For the six months ended June 30, 2014, the aggregate cost of securities purchased totaled $72,478,550. Net realized gains (losses) were computed on a specific lot basis. The proceeds received on sales of securities for the six months ended June 30, 2014 was $69,548,771.

7) FEDERAL INCOME TAX INFORMATION –At June 30, 2014, the federal tax basis cost and aggregate gross unrealized appreciation and depreciation of securities held by the Fund were as follows:

Cost of investments for tax purposes	$171,986,797

Unrealized appreciation for tax purposes	$ 32,710,214
Unrealized depreciation for tax purposes	(4,328,940)

Net unrealized appreciation on investments	$ 28,381,274

The tax character of distributions paid during 2013 and 2012 was as follows:

Distributions paid from:	2013	2012
Ordinary Income	$2,136,017	$2,712,887

	$2,136,017	$2,712,887

For federal income tax purposes, distributions from net investment income and short-term capital gains are treated as ordinary income dividends.

As of December 31, 2013, the components of distributable earnings (deficit) on a tax basis were as follows:

Undistributed Ordinary Income	$1,221
Capital Loss Carryforward	(39,569,393)
**Net Unrealized Appreciation on
Investments and Foreign Currency Translations	26,697,204

$(12,870,968)

**	The primary difference between distributable earnings on a book and tax basis is due to wash sales losses.

The Fund has a capital loss carryforward of $39,569,393 which can be used to offset future capital gains. If not utilized against future capital gains, $15,782,057 of this capital loss carryforward will expire on December 31, 2016 and $8,395,118 will expire on December 31, 2017. The remaining $15,392,218 of this capital loss carryforward is a long-term loss and will not be subject to expiration, as under the Regulated Investment Company Modification Act of 2010, capital losses incurred by the Fund after December 31, 2010 will not be subject to expiration. Such losses must be used to offset future capital gains realized prior to losses incurred in the years preceding enactment. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

8) SUBSEQUENT EVENTS –

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were available to be issued, and has determined that there were no subsequent events requiring disclosure, other than the following:

On June 27, 2014, the Board of Directors of the Fund approved an Agreement and Plan of Reorganization (the “Reorganization Agreement”) and the transactions contemplated thereby, including (a) the transfer of substantially all of the assets and liabilities of the Fund to a corresponding series of New Alternatives Fund, a Delaware statutory trust (the “Trust”) in exchange for Class A Shares of the Trust; and (b) the distribution of such Class A Shares of the Trust to the shareholders of the Fund according to their respective interests. The Fund’s shareholders will receive Class A Shares of the Trust in the exact same number and with the same net asset value as the shares of the Fund they held immediately prior to the reorganization.

The reorganization is intended to be tax-free (meaning that the exchange of shares of the Fund for Class A Shares of the Trust in the reorganization will not result in income, gain or loss being recognized for federal income tax purposes by an exchanging shareholder).

The result of the reorganization is that shareholders of the Fund, which is a New York corporation, will become shareholders of the Trust, which is a Delaware statutory trust. The Trust will then carry on the business of the Fund. The Trust is newly created and will have no material assets or operations prior to the reorganization. Accrued Equities, the investment adviser to the Fund since its inception, will continue to serve as the investment adviser to the Trust. All other service providers will remain the same. The investment objective, policies and strategies of the Fund and the Trust are substantially identical.

A Special Meeting of Shareholders to consider and approve the Reorganization Agreement is scheduled for late October, 2014. Shareholders of record of the Fund on August 29, 2014 are entitled to notice of and to vote at the Special Meeting and any adjournments thereof. A combined prospectus/proxy statement which provides detailed information on the proposed reorganization, information about the Class A Shares of the Trust, and information about the proposed Reorganization Agreement (including a copy of the Reorganization Agreement) will be distributed to shareholders of record in early September, 2014.

OTHER INFORMATION

(Unaudited)

1) PROXY VOTING – The Fund has proxy voting policies which are available: (1) without charge, upon request by calling the Fund at 800-423-8383 and (2) on the SEC’s website at http://www.sec.gov. Information regarding how the Fund voted proxies during the most recent twelve-month period ended June 30 is available on form N-PX: (1) without charge, upon request, by calling the Fund at 800-423-8383 and (2) on the SEC’s website at http://www.sec.gov.

2) QUARTERLY PORTFOLIO SCHEDULES – The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year (quarters ended March 31 and September 30) on Form N-Q. The Fund’s Form N-Q’s are available on the SEC website at http://www.sec.gov and may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. Information on the operation of the SEC Public Reference Room may be obtained by calling 1-800-SEC-0330.

3) APPROVAL OF INVESTMENT ADVISORY AGREEMENT – Accrued Equities serves as the investment adviser to the Fund. The Board of Directors most recently approved the continuance of the investment advisory agreement (the “Advisory Agreement”) between the Fund and the Advisor at a regular meeting of the Board of Directors held on June 27, 2014. The June 27, 2014 regular meeting of the Board of Directors was called, in part, to act upon the continuance of such Advisory Agreement. This approval by the Board of Directors included the approval by a majority of the Independent Directors, and by a majority of the entire Board.

Prior to the meeting, the Board received and reviewed certain materials concerning the Advisory Agreement renewal. The materials included: (i) a memorandum prepared by independent counsel setting forth the Board’s fiduciary duties, responsibilities and the factors they should consider in their evaluation of the renewal of the Advisory Agreement; (ii) a copy of the Advisor’s responses to a request for information necessary to evaluate the terms of the Advisory Agreement renewal (the “Advisor Questionnaire”); (iii) an organizational chart for the Advisor; (iv) certification from the Advisor that it has a compliance program in place; (v) a copy of Form ADV, Part I for the Advisor; (vi) audited financial information for the Advisor for its fiscal year ended December 31, 2013; and (vii) a copy of the Advisory Agreement.

The Advisor Questionnaire provided to the Board contained detailed information concerning the Advisor and the Advisory Agreement renewal, including: (i) information on the Advisor’s business and services; (ii) information concerning the employees of the Advisor who serviced the Fund; (iii) information on the Advisor’s investment process; (iv) performance information comparing the Fund to other, similar mutual funds; (v) information on the Advisor’s trading and brokerage practices; (vi) information concerning investment advisory fees paid to the Advisor by the Fund; (vii) information concerning other fees earned by the Advisor with respect to its relationship with the Fund, such as net underwriting fees and sales commissions for the sale of Fund shares; (viii) information concerning investment advisory fees and total operating expenses as a percentage of net assets paid by the Fund and other, similar mutual funds; and (ix) other information concerning the Advisor such as information concerning its compliance procedures, code of ethics and insurances.

At the meeting, the Board was provided a copy of the Advisor’s compliance manual and the opportunity to speak with the Fund’s Chief Compliance Officer.

The Board of Directors, including a majority of the Independent Directors, decided to approve the renewal of the Advisory Agreement for a one-year period commencing July 1, 2014 based upon their evaluation of: (i) the long-term relationship between the Advisor and the Fund; (ii) the Advisor’s commitment to the Fund’s socially responsible investment objectives and its ability to manage the Fund’s portfolio in a manner consistent with those objectives; (iii) the depth of experience and expertise of the Advisor with regard to the alternative energy market; (iv) the nature, extent and quality of the services provided; (v) the performance of the Fund; and (vi) the costs of the services provided and the profitability of the Advisor from its relationship with the Fund.

In general, the Independent Directors considered it to be most significant that the proposed investment advisory arrangements would assure a continuity of relationships to service the Fund. Of particular significance in the Board’s decision to continue the Advisory Agreement was the fact that the Fund’s investment advisory fee structure, including breakpoints, and its total operating expense ratio, were very low in comparison to the Fund’s industry peer group. The Board also noted that the Advisor continues to provide investment advisory services exclusively to the Fund and that the firm has been committed to alternative energy investing since the Fund’s inception over 30 years ago.

The directors considered the terms and conditions of the existing Advisory Agreement that was being renewed, noting that the terms and conditions were the same, including the provision for advisory fees. The directors also considered the nature, quality and scope of the investment advisory services that had been provided to the Fund by the Advisor in the past and the services that are expected to continue in the future. Further, the directors considered the Advisor’s personnel assigned to service the Fund. Based upon information provided by the Advisor, the Board determined that the Advisor’s current staffing was adequate to meet the Fund’s needs. The Board also concluded that the nature, quality and scope of the investment advisory services provided by the Advisor in advising the Fund were very satisfactory.

The directors considered the performance results of the Fund over various time periods. They reviewed information comparing the Fund’s performance with the performance of other, similar mutual funds and with its benchmark index. The Fund’s industry peer group comprised other socially responsible mutual funds with an international scope and an interest in the environment and clean energy. The Independent Directors questioned the Fund’s underperformance over a one year period in comparison to one of its industry peers. David J. Schoenwald explained that this particular mutual fund’s investment performance had benefited greatly from an over weighting in solar energy. This other mutual fund was significantly smaller in asset size than the Fund and its expense ratio was much higher than the Fund’s. He also noted that over longer periods of time, the Fund was out performing this mutual fund. The Board reviewed the Fund’s performance both with the sales load factored in and without the sales load. This was done because the Fund’s industry peer group and benchmark index did not have sales loads. In general, the Board noted that the Fund had been performing competitively in comparison with its industry peer group of other, similar mutual funds and with its benchmark index.

The directors considered the investment advisory fees and other expenses paid by the Fund directly and in comparison to information regarding the fees and expenses incurred by other, similar mutual funds specializing in alternative energy investments and which seek to invest in accordance with a social responsible investment philosophy. The directors noted that the investment advisory fee for the Fund had several break points that lowered the investment advisory fees as Fund assets reached certain levels. The Board noted that the Fund’s overall expense ratio was significantly lower than the other comparable funds in its industry peer group. The directors decided that the investment advisory fees charged were fair and reasonable. The directors further determined that the Fund and its shareholders were benefiting from certain economies of scale based upon the investment advisory fee schedule and its break point levels.

The Independent Directors reviewed and discussed other aspects of the Advisor, such as the profitability of the investment advisor, the benefits each party received from such long-term relationship, the Advisor’s entrepreneurial risks, and the fact that the Advisor received other compensation from the relationship. They discussed the Advisor’s entrepreneurial risks involved with its proposals to reorganize the Fund into a Delaware statutory trust and create a new share class to increase total assets and lower expenses for the Fund and its shareholders. They also discussed the Fund’s adopting new sales structures and shareholder servicing technologies to benefit the investors. They noted that the Advisor was also a registered broker-dealer and was eligible to receive underwriting fees and sales commissions on the sale of Fund shares. The Board noted that two of the directors, David J. Schoenwald and Murray D. Rosenblith, were directors and/or officers of the Advisor. The directors also noted that David J. Schoenwald was the owner of the Advisor and would benefit by the continuance of the investment advisory and distribution agreements. The Board reviewed the Advisor’s brokerage policies noting that the Advisor does not engage in any directed brokerage or soft dollar transactions.

In their deliberations, the Board did not rely upon comparisons of the services to be rendered and the amounts to be paid under the contract with those under other investment advisory contracts, such as contracts of the same and other investment advisers with other registered investment companies or other types of clients (e.g., pension funds and other institutional investors). These factors were considered not to be relevant in a situation where the directors were determining whether to re-approve the agreements with an existing entity on the same terms and conditions. Such factors would be relevant to considering and approving new investment advisory agreements with other investment advisory entities. In addition, the Advisor does not service any other investment advisory accounts.

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable to Registrant, which is an open-end management investment company.

Item 6. Investments.

(a)	The full Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to Registrant, which is an open-end management investment company.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to Registrant, which is an open-end management investment company.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to Registrant, which is an open-end management investment company.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s Board of Directors, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

Based on his evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) as of a date within 90 days of the filing date of this report, the Registrant’s principal executive officer and principal financial officer has concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the Registrant, including its consolidated subsidiaries, is made known to him by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	New Alternatives Fund, Inc.

By (Signature and Title)*	/s/ David J. Schoenwald
David J. Schoenwald, President and Treasurer
(Principal Executive Officer and Principal Financial Officer)

Date	08/20/14

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ David J. Schoenwald
David J. Schoenwald, President and Treasurer
(Principal Executive Officer and Principal Financial Officer)

Date	08/20/14

*  Print the name and title of each signing officer under his or her signature.